UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  November 26, 2007

TUCOWS INC.

(Exact Name of Registrant Specified in Charter)

Pennsylvania	0-28284	23-2707366
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

96 Mowat Avenue, Toronto, Ontario, Canada		M6K 3M1
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (416) 535-0123

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03.            Amendments to Articles of Incorporation of Bylaws; Change in Fiscal Year

The board of directors of Tucows Inc. (the “Company”) approved and adopted the Fourth Amended and Restated Articles of Incorporation of the Company (the “Amended Articles”), authorizing the Company to issue uncertificated shares. The Amended Articles were adopted to comply with the rules of the American Stock Exchange which require that the Company’s securities be eligible for participation in the Direct Registration System (“DRS”), currently operated by The Depository Trust & Clearing Corporation, by January 1, 2008. DRS allows shareholders to have shares of the Company’s securities registered in their names without the issuance of physical stock certificates and allows them to electronically transfer shares of the Company’s securities to broker-dealers in order to effect transactions without the need to transfer physical stock certificates. The Amended Articles were effective upon filing with the Commonwealth of Pennsylvania on November 26, 2007.

Item 9.01. Financial Statements and Exhibits.

(d)          Exhibits

Exhibit Number	Exhibit

3.1	Fourth Amended and Restated Articles of Incorporation of Tucows Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUCOWS INC.

By:	/s/ Michael Cooperman
Michael Cooperman
Chief Financial Officer

Dated: November 29, 2007

EXHIBIT INDEX

Exhibit Number	Exhibit

3.1	Fourth Amended and Restated Articles of Incorporation of Tucows Inc.